Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Year ended December 31,
	2007	2006	2005
	(in millions, except per unit amounts )

Operating revenue	$7,282.6	$6,509.0	$6,476.9
Operating expenses
Cost of natural gas	6,246.9	5,514.6	5,763.3
Operating and administrative	434.3	364.8	326.8
Power	117.0	107.6	74.8
Depreciation and amortization	165.6	135.1	138.2
Gain on sale of assets	—	—	(18.1)
	6,963.8	6,122.1	6,285.0
Operating income	318.8	386.9	191.9
Interest expense	99.8	110.5	107.7
Other income	3.0	8.5	5.0
Income from continuing operations before income tax expense	222.0	284.9	89.2
Income tax expense	5.1	—	—
Income from continuing operations	216.9	284.9	89.2
Income from discontinued operations	32.6	—	—
Net income	$249.5	$284.9	$89.2
Net income allocable to limited partner units	$211.8	$254.0	$65.7
Net income per limited partner unit (basic and diluted)	$2.45	$3.62	$1.06
Weighted average limited partner units outstanding	86.3	70.2	62.1
Cash distributions paid per limited partner unit	$3.725	$3.700	$3.700

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2007	2006	2005
	(in millions )
Cash provided by operating activities
Net income	$249.5	$284.9	$89.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	165.6	135.1	138.2
Derivative fair value losses	64.2	(64.4)	58.4
Gain on sale of net assets	(32.6)	—	(18.1)
Inventory market price adjustments	4.5	17.7	—
Other	1.8	8.3	(0.8)
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(11.1)	(37.0)	(38.0)
Due from General Partner and affiliates	3.3	(10.4)	(12.4)
Accrued receivables	(82.3)	98.8	(237.1)
Inventory	2.0	1.1	(57.5)
Current and long-term other assets	(4.0)	(2.7)	(2.2)
Due to General Partner and affiliates	23.2	10.1	2.6
Accounts payable and other	(3.0)	4.3	42.2
Accrued purchases	73.5	(116.4)	295.3
Interest payable	9.5	4.4	8.8
Current income tax payable	4.9	—	—
Property and other taxes payable	(4.7)	(2.0)	(1.5)
Settlement of interest rate derivatives	(0.9)	(10.2)	—
Net cash provided by operating activities	463.4	321.6	267.1
Cash used in investing activities
Additions to property, plant and equipment	(1,980.2)	(864.4)	(344.8)
Changes in construction payables	83.6	30.4	2.8
Asset acquisitions, net of cash acquired	—	(33.3)	(186.4)
Proceeds from sale of net assets	133.0	0.2	105.4
Settlement of natural gas collars	—	—	(16.3)
Other	(1.4)	0.1	2.2
Net cash used in investing activities	(1,765.0)	(867.0)	(437.1)
Cash provided by financing activities
Net Proceeds from unit issuances	628.8	509.6	268.6
Distributions to partners	(245.4)	(227.4)	(210.6)
Net proceeds from issuances of long term debt	592.8	297.6	—
Net Credit Facility borrowings (repayments)	400.0	—	(175.0)
Net commercial paper issuances (repayments)	(171.5)	111.4	330.0
Affiliate note borrowings	130.0	—	—
Affiliate note repayments	(136.2)	(20.0)	—
Repayments of First Mortgage Notes	(31.0)	(31.0)	(31.0)
Other	—	—	(0.5)
Net cash provided by financing activities	1,167.5	640.2	181.5
Net increase (decrease) in cash and cash equivalents	(134.1)	94.8	11.5
Cash and cash equivalents at beginning of year	184.6	89.8	78.3
Cash and cash equivalents at end of year	$50.5	$184.6	$89.8

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2007	2006
	(dollars in millions )
ASSETS
Current assets
Cash and cash equivalents	$50.5	$184.6
Receivables, trade and other, net of allowance for doubtful accounts of $1.9 in 2007 and $2.4 in 2006	157.8	146.7
Due from General Partner and affiliates	27.2	30.5
Accrued receivables	598.8	516.5
Inventory	110.6	117.1
Other current assets	14.8	13.9
	959.7	1,009.3
Property, plant and equipment, net	5,554.9	3,824.9
Goodwill	256.5	265.7
Intangibles, net	91.5	97.8
Other assets, net	29.0	26.1
	$6,891.6	$5,223.8
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$45.8	$22.6
Accounts payable and other	392.1	211.5
Accrued purchases	603.8	530.3
Interest payable	20.9	11.4
Property and other taxes payable	22.5	18.6
Loans from General Partner and affiliates	—	136.2
Current maturities of long-term debt	31.0	31.0
	1,116.1	961.6
Long-term debt	2,862.9	2,066.1
Environmental liabilities	2.8	3.3
Notes from General Partner and affiliates	130.0	—
Other long-term liabilities	208.3	149.4
	4,320.1	3,180.4
Commitments and contingencies

Partners’ capital
Class A common units (55,238,834 and 49,938,834 at December 31, 2007 and 2006, respectively)	1,340.7	1,141.7
Class B common units (3,912,750 at December 31, 2007 and 2006)	72.9	67.6
Class C units (18,073,367 and 11,070,152 at December 31, 2007 and 2006, respectively)	874.1	509.8
i-units (13,564,086 and 12,674,148 at December 31, 2007 and 2006, respectively)	515.3	466.3
General Partner	62.9	47.6
Accumulated other comprehensive loss	(294.4)	(189.6)
	2,571.5	2,043.4
	$6,891.6	$5,223.8

NET INCOME PER COMMON AND i-UNIT

We compute net income per limited partner unit by dividing net income, after deducting our allocation to the General Partner, by the weighted average number of our limited partner units outstanding.  The General Partner’s allocation is equal to an amount based upon its two percent general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership.  We have no dilutive securities outstanding, therefore basic and diluted earnings per unit amounts are equal.  Net income per limited partner unit was determined as follows:

	Year ended December 31,
	2007	2006	2005
	(in millions, except per unit amounts)

Income from continuing operations	$216.9	$284.9	$89.2
Income from discontinued operations	32.6	—	—
Net income	$249.5	$284.9	$89.2
Allocations to the General Partner:
Income from continuing operations	$(4.3)	$(5.7)	$(1.8)
Incentive distributions to General Partner	(32.5)	(25.1)	(21.6)
Historical cost depreciation adjustments	(0.2)	(0.1)	(0.1)
	(37.0)	(30.9)	(23.5)
Income from discontinued operations	(0.7)	—	—
	$(37.7)	$(30.9)	$(23.5)
Allocations to limited partner units
Income from continuing operations	$179.9	$254.0	$65.7
Income from discontinued operations	31.9	—	—
	$211.8	$254.0	$65.7
Basic and diluted earnings per limited partner unit
Income from continuing operations	$2.08	$3.62	$1.06
Income from discontinued operations	0.37	—	—
Net income per limited partner unit (basic and diluted)	$2.45	$3.62	$1.06

Weighted average units outstanding	86.3	70.2	62.1

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas and Marketing.

The following table presents certain financial information relating to our business segments:

	For the three months ended December 31, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$147.8	$1,722.6	$893.5	$—	$2,763.9
Less: Intersegment revenue	—	595.7	47.9	—	643.6
Operating revenue	147.8	1,126.9	845.6	—	2,120.3
Cost of natural gas	—	1,023.8	832.4	—	1,856.2
Operating and administrative	47.9	76.4	2.2	1.2	127.7
Power	29.9	—	—	—	29.9
Depreciation and amortization	17.9	26.0	0.4	—	44.3
Operating income	52.1	0.7	10.6	(1.2)	62.2
Interest expense	—	—	—	(29.6)	(29.6)
Other income	—	—	—	0.7	0.7
Income Tax Expense	—	—	—	(1.4)	(1.4)
Income from continuing operations	52.1	0.7	10.6	(31.5)	31.9
Income from discontinued operations	—	32.6	—	—	32.6
Net Income	$52.1	$33.3	$10.6	$(31.5)	$64.5
Capital expenditures (excluding acquisitions)	$371.0	$175.2	$—	$5.6	$551.8

(1)          Corporate consists of interest expense, interest income, and other costs such as certain taxes, which are not allocated to the other business segments.

	For the three months ended December 31, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$138.1	$1,319.0	$775.9	$—	$2,233.0
Less: Intersegment revenue	—	529.4	40.2	—	569.6
Operating revenue	138.1	789.6	735.7	—	1,663.4
Cost of natural gas	—	692.7	722.7	—	1,426.7
Operating and administrative	41.6	64.8	1.7	0.4	108.5
Power	29.3	—	—	—	29.3
Depreciation and amortization	16.3	17.1	0.2	—	33.6
Operating income	50.9	15.0	11.1	(0.4)	76.6
Interest expense	—	—	—	(26.5)	(26.5)
Other income	—	—	—	1.1	1.1
Net income	$50.9	$15.0	$11.1	$(25.8)	$51.2
Capital expenditures (excluding acquisitions)	$135.6	$210.1	$0.1	$4.3	$350.1

(1)          Corporate consists of interest expense, interest income, and other costs such as certain taxes, which are not allocated to the other business segments.

	As of and for the Year Ended December 31, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$548.1	$5,807.3	$3,527.5	$—	$9,882.9
Less: Intersegment revenue	—	2,363.3	237.0	—	2,600.3
Operating revenue	548.1	3,444.0	3,290.5	—	7,282.6
Cost of natural gas	—	2,990.0	3,256.9	—	6,246.9
Operating and administrative	156.1	266.7	8.0	3.5	434.3
Power	117.0	—	—	—	117.0
Depreciation and amortization	67.9	96.1	1.6	—	165.6
Operating income	207.1	91.2	24.0	(3.5)	318.8
Interest expense	—	—	—	(99.8)	(99.8)
Other income	—	—	—	3.0	3.0
Income Tax Expense	—	—	—	(5.1)	(5.1)
Income from continuing operations	207.1	91.2	24.0	(105.4)	216.9
Income from discontinued operations	—	32.6	—	—	32.6
Net Income	$207.1	$123.8	$24.0	$(105.4)	$249.5
Total assets	$2,976.9	$3,461.1	$349.6	$104.0	$6,891.6
Capital expenditures (excluding acquisitions)	$1,218.8	$747.9	$1.6	$11.9	$1,980.2

(1)          Corporate consists of interest expense, interest income, and other costs such as certain taxes, which are not allocated to the other business segments.

	As of and for the Year Ended December 31, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$512.8	$5,404.1	$3,182.3	$—	$9,099.2
Less: Intersegment revenue	—	2,383.4	206.8	—	2,590.2
Operating revenue	512.8	3,020.7	2,975.5	—	6,509.0
Cost of natural gas	—	2,601.1	2,913.5	—	5,514.6
Operating and administrative	141.3	215.4	5.4	2.7	364.8
Power	107.6	—	—	—	107.6
Depreciation and amortization	64.1	70.3	0.5	0.2	135.1
Operating income	199.8	133.9	56.1	(2.9)	386.9
Interest expense	—	—	—	(110.5)	(110.5)
Other income	—	—	—	8.5	8.5
Net income	$199.8	$133.9	$56.1	$(104.9)	$284.9
Total assets	$1,816.4	$2,797.3	$366.9	$243.2	$5,223.8
Capital expenditures (excluding acquisitions)	$237.2	$614.8	$1.9	$10.5	$864.4

(1)          Corporate consists of interest expense, interest income, and other costs such as certain taxes, which are not allocated to the other business segments.